                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDED REPORT

                     PURSUANT TO SECTION 13 PR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                OCTOBER 23, 2001

                           SPANTEL COMMUNICATIONS INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA                                  0-25124                        N/A
(STATE OR OTHER JURISDICTION          (COMMISSION FILE         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         NUMBER)               IDENTIFICATION NO.)

1061 NORTH VENETIAN DRIVE, MIAMI, FLORIDA, U.S.A.                      33139

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)
305-373-9720                                                        305-373-9270

(ISSUER'S TELEPHONE)                                (ISSUER'S TELECOPIER NUMBER)

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

A) ON JUNE 11, 2001 BDO DUNWOODY LLP RESIGNED AS THE AUDITORS AND WERE REPLACED BY SALBERG & COMPANY P.A. THE CHANGE OF A PART OF THE TRANSACTION, AND WAS APPROVED BY THE SHAREHOLDER CORPORATION AT THEIR ANNUAL MEETING HELD ON JULY 12, 2001.

BDO DUNWOODY DID NOT AUDIT OR REPORT ON THE CORPORATION STATEMENTS FOR THE LAST THREE FISCAL YEARS (THE YEARS ENDED DECEMBER 31, 1999 AND 2000) OR ON ANY INTERIM PERIOD BETWEEN JANUARY 1, 1997 AND JUNE 11, 2001. THESE FINANCIAL STATEMENTS WERE AUDITED BY SALBERG & CO. P.A., WHICH WAS RETAINED FOR THIS PURPOSE.

THE REPORT OF BDO DUNWOODY LLP FOR THE FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (BEING THE LAST FINANCIAL STATEMENTS AUDITED BY BDO DUNWOODY LLP) DID NOT CONTAIN AN ADVERSE OPINION OR DISCLAIMER OF OPINION, AND WERE NOT MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLES.

DURING THE CORPORATION'S TWO MOST RECENT FISCAL YEARS AND ANY INTERIM PERIOD BETWEEN JANUARY 1, 1997 AND JUNE 11, 2001, THERE WERE NO DISAGREEMENTS OR REPORTABLE EVENTS WITH BDO DUNWOODY LLP AS DESCRIBED IN ITEMS 304(A)(1)(IV) AND
(V) OF REGISTRATION S-K.

THERE WERE NO DISAGREEMENTS BETWEEN THE CORPORATION AND BDO DUNWOODY LLP. SALBERG & COMPANY, P.A. WAS NOT CONSULTED REGARDING THE APPLICATION OF ACCOUNTING PRINCIPLES TO THE TRANSACTION, NOR WAS IT

CONSULTED REGARDING ANY DISAGREEMENT BETWEEN THE CORPORATION AND BDO DUNWOODY LLP. SALBERG & COMPANY, P.A. WAS SELECTED BECAUSE:

(A) THE CORPORATION SAW AN OPPORTUNITY TO REACTIVATE ITSELF THROUGH THE TRANSACTION;

(B) TO COMPLETE THE TRANSACTION, THE CORPORATION HAD TO HAVE ITS FINANCIAL STATEMENTS FOR THE 1998, 1999 AND 2000 FISCAL YEARS AUDITED; AND

(C) THE CORPORATION DETERMINED THAT SALBERG & COMPANY, P.A. COULD PROVIDE THE REQUIRED AUDITING AND ACCOUNTING SERVICES FOR A LOWER PRICE.

THE DECISION TO CHANGE AUDITORS WAS MADE BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE CORPORATION AND WAS APPROVED BY THE FULL BOARD OF DIRECTORS.

THE CORPORATION PROVIDED TO BDO DUNWOODY LLP A NOTICE OF CHANGE OF AUDITOR CONTAINING THE DISCLOSURES MADE IN THIS ITEM 4, AND RECEIVED FROM BDO DUNWOODY LLP A LETTER STATING THAT BDO DUNWOODY LLP WAS IN AGREEMENT WITH THE STATEMENTS MADE IN THAT NOTICE. A COPY OF THE NOTICE OF CHANGE OF AUDITOR AND OF THE RESPONSE FROM BDO DUNWOODY LLP IS ATTACHED TO THIS FORM 8-K AS EXHIBIT "A".

B) EFFECTIVE JANUARY 23, 2000, SPANTEL COMMUNICATIONS INC. ("SPANTEL" OR THE "COMPANY") HAS RETAINED SPICER JEFFERIES & CO. OF DENVER, COLORADO AS ITS NEW CERTIFYING ACCOUNTANTS, REPLACING SALBERG & CO. THE DECISION TO CHANGE ACCOUNTANTS WAS SOLELY PROMPTED ON THE CHANGE OF BUSINESS FOR SPANTEL. SALBERG & CO. WAS NOTIFIED JANUARY 23, 2002. THERE WAS NO DISAGREEMENTS WITH THE FORMER ACCOUNTANT ON ANY MATTER OF ACCOUNTING PRINCIPALS OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

C) EXHIBITS

16.1 Letter to Salberg & Company, P.A.
16.2 Letter from Salberg & Company, P.A. dated March 4, 2002.
16.3 Letter from BDO Dunwoody LLP dated April 5, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   SPANTEL COMMUNICATIONS INC.



                                   By: /s/ Mohamed A. Khashuggi
                                       ------------------------
                                       Mohamed A. Khashuggi
                                       President & CEO

Date: April 9, 2002